                              Goldman Sachs Funds


--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                         ANNUAL REPORT   AUGUST 31, 1999
--------------------------------------------------------------------------------


[GRAPHIC APPEARS HERE]                       Long-term capital growth

                                             potential through a portfolio of

                                             smaller capitalization companies.


                                                                      ----------
                                                                      Goldman
                                                                      Sachs
                                                                      ----------

Goldman Sachs Small Cap Value Fund


     Market Overview



     Dear Shareholder,

     During the period under review, the ongoing strength of the U.S. economy surprised many experts, and amidst shifting preferences for equities, most sectors of the stock market produced solid returns.

          . U.S. Equities Performed Well, As Events Proved the Value of Diversification -- As 1999 began, the market continued its ascent, due largely to a strong economy and low inflation. But the market rally was extremely narrow, as gains were mostly limited to a few very large growth companies and the technology sector. In April, investors abruptly shifted gears and took a renewed interest in economically sensitive, smaller-cap and value-oriented stocks. In the following months, the market has been hard to classify. In July, most sectors retreated, as concerns over inflation led to higher interest rates. As the reporting period ended, there were mixed signals on the inflation front, and some market sectors rebounded.

          . The U.S. Economy Continued To Move Forward -- A year ago, the robust growth we continue to see in the U.S. economy seemed unlikely. During the fourth quarter of 1998, the Federal Reserve Board made the last of three interest rate cuts. The Fed's actions signaled its concerns over the economic crisis overseas, and its potential for triggering a meaningful slowdown of the U.S. economy in 1999. However, during the first quarter of the year, economic data pointed to economies in Asia rebounding much faster than anticipated, and the U.S. economy resumed its march forward. While inflation had not been a concern for quite some time, several factors, including rising commodity prices and wage pressures, led the Federal Reserve to raise short-term rates toward the end of the reporting period.

          . Market Outlook: Short-Term Optimism -- We continue to have a generally positive outlook for U.S. stocks in the coming months. Corporate profits should remain healthy, and we would expect to see strong economic growth for the remainder of 1999. While inflation could be somewhat higher than in years past, it should remain moderate. There are several factors that could derail the stock market's record ascent. These include the Federal Reserve's interest rate stance, lower productivity gains, potentially higher labor costs, reduced corporate profit margins and Y2K issues. Therefore, we encourage you to maintain a diversified portfolio and continue focusing on the longer-term.

          . Special Note: Reporting Period Change -- To better serve the needs of our shareholders, the fiscal year-end of your Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. Because of the new reporting period, this will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

               As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

               Sincerely,

               /s/ David B. Ford                  /s/ John P. McNulty

               David B. Ford                      John P. McNulty
               Co-Head, Goldman Sachs             Co-Head, Goldman Sachs
               Asset Management                   Asset Management

               September 3, 1999


----------------------
    .NOT FDIC
     INSURED

    .May Lose Value

    .No Bank
     Guarantee
----------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND


Fund Basics
as of August 31, 1999


                            Assets Under Management


                                 $283 Million


                              Number of Holdings


                                      75


                                NASDAQ Symbols


                                Class A Shares


                                     GSSMX


                                Class B Shares


                                     GSQBX


                                Class C Shares


                                     GSSCX


                             Institutional Shares


                                     GSSIX


                                Service Shares


                                     GSSSX


--------------------------------------------------------------------------------
   PERFORMANCE REVIEW
--------------------------------------------------------------------------------

   January 31, 1999-       Fund Total Return
   August 31,1999        (without sales charge)/1/    Russell 2000 Index/2/
--------------------------------------------------------------------------------

   Class A                          6.97%                     1.01%
   Class B                          6.46                      1.01
   Class C                          6.40                      1.01
   Institutional                    7.14                      1.01
   Service                          6.81                      1.01
--------------------------------------------------------------------------------

/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/The unmanaged Russell 2000 Index figures include dividends reinvested and do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
   STANDARDIZED TOTAL RETURNS/3/
--------------------------------------------------------------------------------

   For the period ended       Class A     Class B     Class C  Institutional   Service
          6/30/99
------------------------------------------------------------------------------------------
   Last 6 Months                6.90%       7.71%      11.70%      13.37%       13.02%
   One Year                   -17.88      -18.07      -14.54      -12.76       -13.21/4/
   Five Years                   6.41         N/A         N/A         N/A         7.59/4/
   Since Inception             10.62        6.19       -0.13        0.95        11.54/4/
                              (10/22/92)  (5/1/96)    (8/15/97)   (8/15/97)    (10/22/92)
------------------------------------------------------------------------------------------

/3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

/4/Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Small Cap Value Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
   TOP 10 HOLDINGS AS OF 8/31/99
--------------------------------------------------------------------------------
   Holding                           % of Total Net Assets  Line of Business
--------------------------------------------------------------------------------
   Pacific Century Financial Corp.           2.8%           Banks
   ESGReLtd.                                 2.6            Reinsurance
   General Semiconductor, Inc.               2.6            Semiconductors
   UCARInternational, Inc.                   2.5            Heavy Electrical
   Varian, Inc.                              2.4            Electrical Equipment
   Inacom Corp.                              2.3            Computer Hardware
   PXRE Corp.                                2.3            Reinsurance
   Hutchinson Technology, Inc.               2.3            Semiconductors
   Reebok International Ltd.                 2.2            Apparel
   Friedmans, Inc.                           2.2            Specialty Retail
--------------------------------------------------------------------------------

   The top 10 holdings may not be representative of the Fund's future investments.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

Goldman Sachs Small Cap Value Fund


     Performance Overview



     Dear Shareholder,

     We are pleased to report on the performance of the Goldman Sachs Small Cap Value Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.


          Performance Review

          Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 6.97%, 6.46%, 6.40%, 7.14%, and 6.81%, respectively. These figures compare to the 1.01% total cumulative return of the Fund's benchmark, the Russell 2000 Index.
               Small cap stocks substantially underperformed the broader market early in the reporting period, when the market was being led by a short list of large and liquid growth and technology stocks. By the end of March, the Russell 2000 Index was selling at an unprecedented 39% price-to-earnings discount to the S&P 500 Index. This is important to note, as over the past two decades the Russell 2000 has sold at an average 5% price-to-earnings premium versus the S&P 500. Believing that the extreme pressure upon these stocks was unsustainable, we maintained conviction in the unrecognized fundamental strength of our small-cap value holdings. In some cases, in typical value investor fashion, we used the opportunity to both increase and initiate positions at attractive prices.
               In April, we witnessed a sudden turnaround in market leadership. The Fund experienced substantial broad-based gains and enjoyed double-, and in some cases, even triple-digit returns from our holdings. There were many drivers behind the turnaround. Monetary easing by central banks around the globe mitigated liquidity concerns surrounding the 1998 financial crisis, and restored investor confidence in both domestic and global growth. Signs of global economic strength inspired investors to venture towards discounted segments of the market such as economically-sensitive industrials, value stocks and small-cap names.
               Investors' anticipation of strong second quarter earnings and friendly Federal Reserve positioning extended strong performance by small cap equities through June. However, market volatility increased during the following two months as fears of inflation and Federal Reserve tightening resurfaced. Despite the muted returns of the last two months of the reporting period, the Fund significantly outperformed its benchmark over the entire seven-month period.

          Portfolio Composition

          As we seek to add value through superior stock selection, we spend the majority of our efforts performing thorough, first-hand fundamental research. We rebuild, analyze and forecast the financial statements of companies, and test our assumptions through meetings and discussions with company management, competitors, customers and suppliers. We aim to construct portfolios reflecting our evaluation of each security. As such, industry weightings reflect our views of where value exists in the market. At the end of August, the Fund was most overweight in industrials and most underweight in consumer services stocks.

       . Inacom--Inacom, a provider of information services and products, was plagued with integration issues in the first quarter following its February acquisition of Vanstar. However, subsequent improvements in volume growth became apparent and the stock has appreciated significantly since the end of March.

                                              Goldman Sachs Small Cap Value Fund



       . UCAR International --UCAR, a leading manufacturer of graphite and carbon electrodes for steel and aluminum production, rallied as confidence in global steel production improved during the second quarter. Cost-cutting has enabled the company to achieve the lowest production costs in the industry, and with its competitors cutting capacity, UCAR could stand to benefit from improved demand and pricing.

       . CMP Group --CMP Group, a Fund utility holding, recently sold its generation assets, boasted attractive cash reserves and became the acquisition target of Energy East Corp. Though the companies have not yet completed regulatory procedures for the acquisition, the announced deal caused the stock to rise substantially.

          Portfolio Outlook

          We were reassured to see the Fund's value strategy perform up to expectations during this most recent reporting period. This experience reflects the premise behind why a value strategy can potentially deliver superior returns over the long-term. As in the past, we have seen investors overreact to uncertainty or temporary disappointments and drive stock prices and valuations to unsustainably low levels. When stocks are priced according to such low expectations, they are more likely to possess limited downside with significant upside, and these are the investment opportunities for which we search. During such times, even modest improvements in market conditions or fundamentals can prompt sharp rebounds, as we saw with many of our holdings. Despite a tremendous recovery following the market turnaround in April, we believe that significant upside potential remains in several of our holdings and in the overall portfolio. We believe the Fund remains significantly discounted relative to both its universe and to large cap stocks.

          We will continue with our disciplined first-hand fundamental research process and seek out the neglected and misunderstood companies that we believe possess the potential to deliver superior long-term returns. Thank you for your continued confidence.



          Goldman Sachs Small Cap Value Investment Team

          New York
          September 3, 1999


VALUE INVESTMENT PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

Search for Value

We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

Fundamental Research

We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

Risk Management

We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

Goldman Sachs Small Cap Value Fund


     The Goldman Sachs Advantage


Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


   Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse --and put this expertise to work in their individual portfolios.


   What Sets Goldman Sachs Funds Apart?


                                       1
                           ---------------------------
                           Resources and Relationships
                           ---------------------------

   Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                           ---------------------------
                               In-Depth Research
                           ---------------------------

   Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                           ---------------------------
                                Risk Management
                           ---------------------------

   In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

   To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on October 22, 1992 (commencement of operations) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund's bench-marks, the Russell 2000 Growth Index and the Standard and Poor's 500 Index ("S&P 500 Index") are shown. This performance data represents past perfor-mance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctua-tions will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Small Cap Value Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions reinvested October 22, 1992 to August 31, 1999.

                           [LINE GRAPH APPEARS HERE]

                    Small Cap Class A    S & P 500    Russell 2000 Growth index
       10/22/92            9,450           10,000              10,000
Oct                        9,620           10,095              10,187
Nov                       10,120           10,439              10,966
Dec                       10,857           10,567              11,348
         Jan-93           11,138           10,655              11,731
Feb                       11,138           10,800              11,460
Mar                       11,752           11,028              11,832
Apr                       11,618           10,762              11,508
May                       11,772           11,050              12,016
June                      12,266           11,082              12,091
         Jul-93           12,606           11,037              12,258
Aug                       13,341           11,456              12,787
Sept                      13,663           11,368              13,148
Oct                       13,897           11,603              13,486
Nov                       13,763           11,493              13,042
Dec                       14,241           11,632              13,488
         Jan-94           14,493           12,027              13,912
Feb                       14,269           11,701              13,861
Mar                       14,058           11,191              13,130
Apr                       13,925           11,334              13,207
May                       13,883           11,520              13,059
June                      13,609           11,238              12,618
         Jul-94           13,294           11,606              12,825
Aug                       13,960           12,082              13,540
Sept                      14,009           11,788              13,495
Oct                       13,461           12,053              13,442
Nov                       12,835           11,614              12,899
Dec                       12,131           11,786              13,246
         Jan-95           11,953           12,091              13,080
Feb                       12,508           12,563              13,624
Mar                       12,738           12,935              13,858
Apr                       12,819           13,315              14,166
May                       12,442           13,847              14,409
June                      12,501           14,169              15,157
         Jul-95           13,108           14,639              16,030
Aug                       13,716           14,676              16,362
Sept                      13,679           15,295              16,655
Oct                       12,605           15,240              15,924
Nov                       13,160           15,909              16,592
Dec                       13,177           16,216              17,030
         Jan-96           12,813           16,767              17,012
Feb                       13,221           16,923              17,542
Mar                       14,185           17,086              17,905
Apr                       15,407           17,337              18,863
May                       16,608           17,784              19,607
June                      16,393           17,852              18,800
         Jul-96           15,682           17,063              17,159
Aug                       16,267           17,423              18,156
Sept                      16,964           18,404              18,866
Oct                       16,097           18,911              18,574
Nov                       16,134           20,341              19,340
Dec                       16,054           19,938              19,846
         Jan-97           16,320           21,184              20,243
Feb                       16,335           21,350              19,750
Mar                       16,515           20,472              18,817
Apr                       16,304           21,692              18,870
May                       18,130           23,014              20,970
June                      18,942           24,045              21,870
         Jul-97           19,200           25,959              22,887
Aug                       19,886           24,505              23,411
Sept                      21,805           25,848              25,125
Oct                       21,169           24,984              24,021
Nov                       20,589           26,141              23,865
Dec                       20,899           26,591              24,283
         Jan-98           20,591           26,886              23,899
Feb                       22,132           28,824              25,655
Mar                       23,681           30,300              26,979
Apr                       24,452           30,606              27,127
May                       23,656           30,080              25,665
June                      22,611           31,301              25,719
         Jul-98           20,428           30,966              23,636
Aug                       15,847           26,488              19,046
Sept                      15,323           28,186              20,537
Oct                       16,251           30,478              21,375
Nov                       17,124           32,325              22,495
Dec                       17,372           34,187              23,888
         Jan-99           17,014           35,616              24,205
Feb                       15,681           34,508              22,245
Mar                       15,102           35,888              22,592
April                     17,097           37,277              24,616
May                       18,374           36,397              24,975
June                      19,652           38,399              26,104
July                      18,871           37,201              25,389
         Aug-99           18,200           37,015              24,449


  Average Annual Total Return through August 31,
  1999                                             Since Inception Five Years One Year Seven Months
  Class A (commenced October 22, 1992)
  Excluding sales charges                               10.02%        5.44%    14.84%     6.97%
  Including sales charges                                9.12%        4.26%     8.51%     1.07%
 --------------------------------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales charges            4.35%         n/a     13.89%     6.46%
  Including contingent deferred sales charges            3.40%         n/a      8.52%     1.46%
 --------------------------------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales charges           -3.89%         n/a     13.95%     6.40%
  Including contingent deferred sales charges           -3.89%         n/a     12.88%     5.40%
 --------------------------------------------------------------------------------------------------
  Institutional Class (commenced August 15, 1997)       -2.83%         n/a     15.18%     7.14%
 --------------------------------------------------------------------------------------------------
  Service Class (commenced August 15, 1997)             -3.27%         n/a     14.61%     6.81%
 --------------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Investments
August 31, 1999

  Shares    Description                                Value

 Common Stocks - 98.4%
  Apparel - 4.3%
  1,000,500 Burlington Industries, Inc.*         $  5,690,344
    538,500 Reebok International Ltd.*              6,361,031
                                                 ------------
                                                   12,051,375
 ------------------------------------------------------------
  Banks - 2.8%
    429,000 Pacific Century Financial Corp.         7,963,312
 ------------------------------------------------------------
  Business Services - 1.6%
    446,500 Healthplan Services Corp.               2,790,625
    114,600 Modis Professional Services, Inc.*      1,812,113
                                                 ------------
                                                    4,602,738
 ------------------------------------------------------------
  Chemical - 2.2%
  1,400,900 Methanex Corp.*                         4,202,700
     93,800 Millennium Chemicals, Inc.              2,157,400
                                                 ------------
                                                    6,360,100
 ------------------------------------------------------------
  Clothing - 1.8%
    296,300 J. Baker, Inc.                          2,222,250
    348,300 Syms Corp.*                             2,829,937
                                                 ------------
                                                    5,052,187
 ------------------------------------------------------------
  Computer Hardware - 2.3%
    675,552 Inacom Corp.*                           6,586,632
      4,000 Quantum Corp.-Hard Disk Drive*             28,500
                                                 ------------
                                                    6,615,132
 ------------------------------------------------------------
  Computer Software - 1.6%
    491,300 Mentor Graphics Corp.*                  4,406,347
 ------------------------------------------------------------
  Construction - 1.7%
    186,500 Stone & Webster, Inc.                   4,790,719
 ------------------------------------------------------------
  Drugs - 0.8%
    271,300 Perrigo Co.*                            2,153,444
 ------------------------------------------------------------
  Electrical Equipment - 2.4%
    424,100 Varian, Inc.*                           6,732,587
 ------------------------------------------------------------
  Electrical Utilities - 0.8%
     88,900 CMP Group, Inc.                         2,361,406
 ------------------------------------------------------------
  Energy Resources - 1.0%
    232,900 Swift Energy Co.*                       2,940,363
 ------------------------------------------------------------
  Financial Services - 2.2%
    308,133 Insignia Financial Group, Inc.*         3,062,072
    323,300 Sovereign Bancorp, Inc.                 3,243,103
                                                 ------------
                                                    6,305,175
 ------------------------------------------------------------
  Food & Beverage - 2.1%
    322,600 Fleming Companies, Inc.                 3,891,362
    277,900 Vlasic Foods International, Inc.*       2,049,513
                                                 ------------
                                                    5,940,875
 ------------------------------------------------------------
  Forest - 1.4%
    353,600 Lydall, Inc.*                           3,823,300
 ------------------------------------------------------------

  Shares    Description                                Value

 Common Stocks - (continued)
  Heavy Electrical - 4.1%
    118,400 Belden, Inc.                         $  2,775,000
    113,900 Carbide/Graphite Group, Inc.*           1,509,175
    296,100 UCAR International, Inc.*               7,217,437
                                                 ------------
                                                   11,501,612
 ------------------------------------------------------------
  Heavy Machinery - 3.2%
    471,900 Agco Corp.                              4,866,469
    367,700 Titan International, Inc.               4,090,662
                                                 ------------
                                                    8,957,131
 ------------------------------------------------------------
  Industrial Parts - 8.9%
    148,200 AVTeam, Inc.*                           1,157,813
    468,200 Denison International PLC ADR*          5,852,500
    292,200 Milacron, Inc.                          5,259,600
    628,300 Tristar Aerospace Co.*                  4,515,906
    374,000 Unova, Inc.*                            5,633,375
    174,300 Wolverine Tube, Inc.*                   2,679,862
                                                 ------------
                                                   25,099,056
 ------------------------------------------------------------
  Information Services - 3.1%
    235,000 Advo, Inc.*                             4,611,875
    102,600 GTECH Holdings Corp.*                   2,590,650
    288,900 Opinion Research Corp.*                 1,444,500
                                                 ------------
                                                    8,647,025
 ------------------------------------------------------------
  Insurance - 5.6%
    198,500 Frontier Insurance Group, Inc.          2,406,813
    187,900 Penn Treaty American Corp.*             4,439,137
     55,565 Radian Group                            2,573,354
    100,400 SCPIE Holdings, Inc.                    3,043,375
    161,900 Zenith National Insurance Corp.         3,490,969
                                                 ------------
                                                   15,953,648
 ------------------------------------------------------------
  Manufacturing - 1.1%
    186,200 American National Can Group, Inc.*      3,049,025
 ------------------------------------------------------------
  Media - 1.3%
     73,500 Media General, Inc.                     3,601,500
 ------------------------------------------------------------
  Medical Products - 3.2%
    174,400 Haemonetics Corp.*                      3,411,700
    261,400 Varian Medical Systems                  5,652,775
                                                 ------------
                                                    9,064,475
 ------------------------------------------------------------
  Medical Providers - 6.9%
    596,600 American Physician Partners, Inc.*      4,623,650
  1,225,600 Beverly Enterprises, Inc.*              6,128,000
    197,300 Foundation Health Systems, Inc.*        2,515,575
    315,000 Matria Healthcare, Inc.*                1,870,312
    164,100 Quest Diagnostics, Inc.*                4,338,394
                                                 ------------
                                                   19,475,931
 ------------------------------------------------------------
  Oil Refining - 1.5%
    198,800 Valero Energy Corp.                     4,224,500
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

  Shares  Description                              Value

 Common Stocks - (continued)
  Post-Secondary Education - 2.2%
  201,900 Career Education Corp.*            $  5,249,400
   66,000 ITT Educational Services, Inc.*       1,031,250
                                             ------------
                                                6,280,650
 --------------------------------------------------------
  Publishing - 1.4%
  138,200 Lee Enterprises, Inc.                 3,964,613
 --------------------------------------------------------
  Real Estate - 3.2%
   97,800 Prentiss Properties Trust             2,218,838
  443,000 Prime Hospitality Corp.*              4,125,437
  242,800 RFS Hotel Investors, Inc.             2,777,025
                                             ------------
                                                9,121,300
 --------------------------------------------------------
  Reinsurance - 4.9%
  545,800 ESG Re Ltd.                           7,368,300
  388,800 PXRE Corp.                            6,585,300
                                             ------------
                                               13,953,600
 --------------------------------------------------------
  Restaurants - 2.1%
   40,600 Avado Brands, Inc.                      279,125
  291,300 Morton's Restaurant Group, Inc.*      5,534,700
                                             ------------
                                                5,813,825
 --------------------------------------------------------
  Semiconductors - 8.4%
  740,000 General Semiconductor, Inc*           7,261,250
  241,700 Hutchinson Technology, Inc.*          6,525,900
   64,900 Kemet Corp.*                          1,675,231
   87,000 MEMC Electronic Materials, Inc.*      1,729,125
  103,800 Varian Semiconductor Equipment,
           Inc.*                                2,361,450
  203,377 Vishay Intertechnology, Inc.*         4,359,895
                                             ------------
                                               23,912,851
 --------------------------------------------------------
  Specialty Retail - 4.1%
  169,200 Brookstone, Inc.*                     2,834,100
  729,500 Friedmans, Inc.                       6,360,328
   95,412 Movado Group, Inc.                    2,540,345
                                             ------------
                                               11,734,773
 --------------------------------------------------------
  Steel - 1.0%
  286,400 Ispat International NV                2,971,400
 --------------------------------------------------------
  Shipping/Logistics - 3.2%
  121,500 Hub Group, Inc.*                      2,809,687
   82,900 Landstar Systems, Inc.*               3,067,300
  185,600 Teekay Shipping Corp.                 3,166,800
                                             ------------
                                                9,043,787
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $296,462,179)                        $278,469,762
 --------------------------------------------------------

  Principal            Interest                   Maturity
  Amount               Rate                       Date                                  Value

 Corporate Bonds - 0.1%
  J. Baker, Inc.
  $  500,000             7.00%                    06/01/2002                     $    417,500
 --------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $499,168)                                                                $    417,500
 --------------------------------------------------------------------------------------------
 Repurchase Agreement - 2.5%
  Joint Repurchase Agreement
  $7,000,000             5.52%                    09/01/1999                     $  7,000,000
 --------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $7,000,000)                                                              $  7,000,000
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $303,961,347)                                                            $285,887,262
 --------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
   $303,961,347)                                                  $285,887,262
  Cash                                                                 112,992
  Receivables:
  Investment securities sold                                           492,476
  Dividends and interest                                               238,362
  Fund shares sold                                                     433,443
  Reimbursement from investment adviser                                 43,503
  Other assets                                                           1,762
 ------------------------------------------------------------------------------
  Total assets                                                     287,209,800
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    2,596,563
  Fund shares repurchased                                            1,111,921
  Amounts owed to affiliates                                           379,732
  Accrued expenses and other liabilities                                76,539
 ------------------------------------------------------------------------------
  Total liabilities                                                  4,164,755
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  346,859,967
  Accumulated net realized loss from investment and options
  transactions                                                     (45,740,837)
  Net unrealized loss on investments                               (18,074,085)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $283,045,045
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $19.80
  Class B                                                               $19.27
  Class C                                                               $19.28
  Institutional                                                         $19.95
  Service                                                               $19.76
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           10,633,953
  Class B                                                            1,940,288
  Class C                                                              418,946
  Institutional                                                      1,354,278
  Service                                                                2,893
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                14,350,358
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $20.95. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                   $  1,676,385
  Interest                                                            320,731
 -----------------------------------------------------------------------------
  Total income                                                      1,997,116
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                   1,733,424
  Distribution and service fees(b)                                    603,782
  Transfer agent fees(c)                                              312,887
  Custodian fees                                                       80,734
  Registration fees                                                    66,779
  Professional fees                                                    36,826
  Trustee fees                                                          6,426
  Service share fees                                                      471
  Other                                                               111,959
 -----------------------------------------------------------------------------
  Total expenses                                                    2,953,288
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (191,783)
 -----------------------------------------------------------------------------
  Net expenses                                                      2,761,505
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (764,389)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and options transactions:
  Net realized gain (loss) from:
  Investment transactions                                         (24,683,341)
  Options written                                                      86,283
  Net change in unrealized loss on:
  Investments                                                      42,816,511
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment and options
  transactions                                                     18,219,453
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 17,455,064
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $10,072.
 (b) Class A, Class B and Class C had distribution and service fees of $339,961, $220,759 and $43,062, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $258,370, $41,944, $8,182, $4,353 and $38, respec-
  tively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Changes in Net Assets
For the Seven-Month Period Ended August 31, 1999

  From operations:
  Net investment loss                                           $    (764,389)
  Net realized loss on investment and options transactions        (24,597,058)
  Net change in unrealized loss on investments                     42,816,511
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from operations             17,455,064
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    96,142,667
  Reinvestment of dividends and distributions                              --
  Cost of shares repurchased                                     (158,916,521)
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from share transactions    (62,773,854)
 -----------------------------------------------------------------------------
  TOTAL DECREASE                                                  (45,318,790)
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                                             328,363,835
 -----------------------------------------------------------------------------
  End of period                                                 $ 283,045,045
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Changes in Net Assets
For the Year Ended January 31, 1999

  From operations:
  Net investment loss                                           $  (1,430,151)
  Net realized loss on investment transactions                    (21,053,205)
  Net change in unrealized gain (loss) on investments             (75,425,946)
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from operations            (97,909,302)
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment transactions
  Class A shares                                                  (20,135,069)
  Class B shares                                                   (2,897,126)
  Class C shares                                                     (512,006)
  Institutional shares                                               (946,473)
  Service shares                                                      (16,422)
 -----------------------------------------------------------------------------
  Total distributions to shareholders                             (24,507,096)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                   285,768,961
  Reinvestment of dividends and distributions                      22,881,335
  Cost of shares repurchased                                     (291,025,366)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     17,624,930
 -----------------------------------------------------------------------------
  TOTAL DECREASE                                                 (104,791,468)
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                               433,155,303
 -----------------------------------------------------------------------------
  End of year                                                   $ 328,363,835
 -----------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Small Cap Value Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $43,533,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carryforward expiring in 2007 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable laws or regulations.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $306,268,832. Accordingly, the gross unrealized gain on investments was $29,911,891 and the gross unrealized loss on investments was $50,293,461 resulting in a net unrealized loss of $20,381,570.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of Shares of the Fund separately bears its respective class-specific transfer agency fees.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .06% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $192,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $59,000 during the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $250,000, $86,000, and $44,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and options transactions) for the period ended August 31, 1999 were $135,517,459 and $186,615,192 respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $34,000 of brokerage commissions from portfolio transactions.
   For the period ended August 31, 1999, written put option transactions in the Fund were as follows:

  Written Options                        Number of Contracts Premium Received
 ----------------------------------------------------------------------------
  Balance outstanding, beginning of pe-
  riod                                            --             $     --
  Options written                                438               86,283
  Options expired                               (438)             (86,283)
 ----------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF PERIOD              --             $     --
 ----------------------------------------------------------------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000, com-mitted unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $7,000,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                           Principal    Interest   Maturity    Amortized
          Repurchase Agreements              Amount       Rate       Date         Cost
 ------------------------------------------------------------------------------------------
  Banc of America Securities LLC         $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ------------------------------------------------------------------------------------------
  Bear Stearns & Co., Inc.                  300,000,000     5.51  09/01/1999    300,000,000
 ------------------------------------------------------------------------------------------
  Deutsche Bank Securities, Inc.          1,006,800,000     5.50  09/01/1999  1,006,800,000
 ------------------------------------------------------------------------------------------
  Lehman Brothers, Inc.                     300,000,000     5.65  09/01/1999    300,000,000
 ------------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.       200,000,000     5.50  09/01/1999    200,000,000
 ------------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT                                           $3,106,800,000
 ------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999
 8. TRANSACTIONS WITH AFFILIATED COMPANIES

 A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. During the period ended August 31, 1999, transactions with affili-ates of the Fund were as follows:

                                                                                       Market
                                         Purchases    Sales     Realized    Dividend   Value
  Affiliate Name                          at Cost   Proceeds   Gain/(Loss)   Income   8/31/99
 ----------------------------------------------------------------------------------------------
  Allied Holdings, Inc.                   $     -- $ 4,604,081 $(4,006,005) $     -- $      N/A
 ----------------------------------------------------------------------------------------------
  AVTeam, Inc.                                  --   3,611,400    (880,000)       --  1,157,813
 ----------------------------------------------------------------------------------------------
  Friedmans, Inc.                          529,507   2,269,737  (1,142,031)   18,948  6,360,328
 ----------------------------------------------------------------------------------------------
  Healthplan Services Corp.                     --   4,063,406  (5,701,461)  179,616  2,790,625
 ----------------------------------------------------------------------------------------------
  J. Baker, Inc.                                --          --          --    19,697  2,222,250
 ----------------------------------------------------------------------------------------------
  Matria Healthcare, Inc.                       --  10,650,853   2,018,441        --  1,870,313
 ----------------------------------------------------------------------------------------------
  MDC Corp.                                     --   6,577,699   1,106,348        --        N/A
 ----------------------------------------------------------------------------------------------
  Mortons Restaurant Group, Inc.                --   2,178,372     149,723        --  5,534,700
 ----------------------------------------------------------------------------------------------
  Opinion Research Corp.                        --     972,630    (667,520)       --  1,444,500
 ----------------------------------------------------------------------------------------------
  Swift Energy Co.                              --   5,231,295    (149,690)       --  2,940,363
 ----------------------------------------------------------------------------------------------

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $764,389 from paid-in capital to accumulated net investment loss. This re-classification has no impact on the net asset value of the Fund and is de-signed to present the Fund's capital accounts on a tax basis.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Seven-Month
                                   Period               For the Year Ended
                           Ended August 31, 1999         January 31, 1999
                       ----------------------------   --------------------------
                              Shares        Dollars       Shares        Dollars
 -------------------------------------------------------------------------------
 Class A Shares
 Shares sold               3,974,603  $  75,211,330   11,250,168  $ 248,147,068
 Reinvestments of divi-
dends and distributions           --             --    1,120,125     18,887,752
 Shares repurchased       (7,479,721)  (141,251,011) (13,625,605)  (275,189,998)
                            ----------------------------------------------------
                          (3,505,118)   (66,039,681)  (1,255,312)    (8,155,178)
 -------------------------------------------------------------------------------
 Class B Shares
 Shares sold                 223,866      4,216,615    1,020,790     24,298,444
 Reinvestments of divi-
dends and distributions           --             --      159,248      2,632,705
 Shares repurchased         (652,859)   (11,537,114)    (609,437)   (12,177,880)
                            ----------------------------------------------------
                            (428,993)    (7,320,499)     570,601     14,753,269
 -------------------------------------------------------------------------------
 Class C Shares
 Shares sold                 121,721      2,343,776      348,913      8,014,845
 Reinvestments of divi-
dends and distributions           --             --       24,492        404,852
 Shares repurchased         (156,184)    (2,743,702)    (156,144)    (3,072,836)
                            ----------------------------------------------------
                             (34,463)      (399,926)     217,261      5,346,861
 -------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 693,113     14,235,041      191,950      5,013,154
 Reinvestments of divi-
dends and distributions           --             --       55,467        939,606
 Shares repurchased         (163,344)    (3,050,873)     (30,030)      (583,311)
                            ----------------------------------------------------
                             529,769     11,184,168      217,387      5,369,449
 -------------------------------------------------------------------------------
 Service Shares
 Shares sold                   7,750        135,905       13,163        295,450
 Reinvestments of divi-
dends and distributions           --             --          974         16,420
 Shares repurchased          (18,993)      (333,821)         (71)        (1,341)
                            ----------------------------------------------------
                             (11,243)      (197,916)      14,066        310,529
 -------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (3,450,048) $ (62,773,854)    (235,997) $  17,624,930
 -------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                            Income (loss) from           Distributions to
                                         investment operations(a)          shareholders
                                      ------------------------------ -------------------------
                            Net asset                                In excess                 Net increase
                             value,        Net      Net realized and   of net                   (decrease)
                            beginning  investment      unrealized    investment    From net    in net asset
                            of period income (loss)   gain (loss)      income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $18.51      $(0.05)         $1.34         $   --       $   --        $ 1.29
  1999 - Class B Shares       18.10       (0.12)          1.29             --           --          1.17
  1999 - Class C Shares       18.12       (0.11)          1.27             --           --          1.16
  1999 - Institutional
  Shares                      18.62          --           1.33             --           --          1.33
  1999 - Service Shares       18.50       (0.13)          1.39             --           --          1.26
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       24.05       (0.06)         (4.48)            --        (1.00)        (5.54)
  1999 - Class B Shares       23.73       (0.21)         (4.42)            --        (1.00)        (5.63)
  1999 - Class C Shares       23.73       (0.18)         (4.43)            --        (1.00)        (5.61)
  1999 - Institutional
  Shares                      24.09        0.03          (4.50)            --        (1.00)        (5.47)
  1999 - Service Shares       24.05       (0.04)         (4.51)            --        (1.00)        (5.55)
 ----------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       20.91        0.14           5.33             --        (2.33)         3.14
  1998 - Class B Shares       20.80       (0.01)          5.27             --        (2.33)         2.93
  1998 - Class C Shares
  (commenced August
  15, 1997)                   24.69       (0.06)          1.43          (0.34)       (1.99)        (0.96)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   24.91        0.03           1.48          (0.28)       (2.05)        (0.82)
  1998 - Service Shares
  (commenced August 15,
  1997)                       24.91       (0.01)          1.48          (0.31)       (2.02)        (0.86)
 ----------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.29       (0.21)          4.92             --        (1.09)         3.62
  1997 - Class B Shares
  (commenced May 1, 1996)     20.79       (0.11)          1.21             --        (1.09)         0.01
 ----------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       16.14       (0.23)          1.39             --        (0.01)         1.15
 ----------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

                                                                                  Ratios assuming no voluntary
                                                                              waiver of fees or expense limitations
                                                                              -------------------------------------
                             Net assets                         Ratio of                              Ratio of
   Net asset                 at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total        period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)    (in 000s)  average net assets average net assets average net assets average net assets   rate
     $19.80        6.97%(d)   $210,500         1.50%(c)          (0.35)%(c)          1.61%(c)          (0.46)%(c)     46.95%(d)
      19.27        6.46(d)      37,386         2.25(c)           (1.10)(c)           2.36(c)           (1.21)(c)      46.95(d)
      19.28        6.40(d)       8,079         2.25(c)           (1.10)(c)           2.36(c)           (1.21)(c)      46.95(d)
      19.95        7.14(d)      27,023         1.10(c)            0.05(c)            1.21(c)           (0.06)(c)      46.95(d)
      19.76        6.81(d)          57         1.60(c)           (0.41)(c)           1.71(c)           (0.52)(c)      46.95(d)
      18.51      (17.37)       261,661         1.50              (0.24)              1.74              (0.48)         98.46
      18.10      (18.00)        42,879         2.25              (0.99)              2.29              (1.03)         98.46
      18.12      (17.91)         8,212         2.25              (0.99)              2.29              (1.03)         98.46
      18.62      (17.04)        15,351         1.13               0.13               1.17               0.09          98.46
      18.50      (17.41)           261         1.62              (0.47)              1.66              (0.51)         98.46
-------------------------------------------------------------------------------------------------------------------------------
      24.05       26.17        370,246         1.54              (0.28)              1.76              (0.50)         84.81
      23.73       25.29         42,677         2.29              (0.92)              2.29              (0.92)         84.81
      23.73        5.51(d)       5,604         2.09(c)           (0.79)(c)           2.09(c)           (0.79)(c)      84.81
      24.09        6.08(d)      14,626         1.16(c)            0.27(c)            1.16(c)            0.27(c)       84.81
      24.05        5.91(d)           2         1.45(c)           (0.07)(c)           1.45(c)           (0.07)(c)      84.81
-------------------------------------------------------------------------------------------------------------------------------
      20.91       27.28        212,061         1.60              (0.72)              1.85              (0.97)         99.46
      20.80        5.39(d)       3,674         2.35(c)           (1.63)(c)           2.35(c)           (1.63)(c)      99.46
-------------------------------------------------------------------------------------------------------------------------------
      17.29        7.20        204,994         1.41              (0.59)              1.66              (0.84)         57.58
-------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Small Cap Value Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Small Cap Value Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Small Cap Value Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                                      Goldman Sachs Fund Profile

Goldman Sachs Small Cap Value Fund


   An Investment Idea For The Long Term


   Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

   Goldman Sachs Small Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

   Target Your Needs

   The Goldman Sachs Small Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)
   -----------------------------------------------------------------
   Goldman Sachs Funds

   Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                             [GRAPHIC APPEARS HERE]


   For More Information

   To learn more about the Goldman Sachs Small Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.


   * The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
--------------------------------------------------------------------------------

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds




This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Small Cap Value Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times the Fund may be unable to sell the securities it holds without a substantial drop in price, if at all.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Copyright 1999 Goldman, Sachs & Co. All rights reserved.
Date of first use: October 15, 1999                          SCVAR / 27K / 10-99